Document processing fee
If document is filed on paper $150.00
If document is filed electronically Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

20211563545
$150.00
SECRETARY OF STATE
06/21/2021 11:48:35

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger
(Surviving Entity is a Domestic Entity)

filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number ______ *(Colorado Secretary of State ID number)*

Entity name or true name: Yasheng Group

Form of entity: For Profit Corporation

Jurisdiction: California

Street address: 21 YanXing Rd. Yasheng Mansion 10-1 *(Street number and name)*

Lanzhou *(City)* ______ *(State)* 730030 *(ZIP/Postal Code)*

Gansu *(Province – if applicable)* China *(Country)*

Mailing address (leave blank if same as street address): 2245 Fortune Dr. # C *(Street number and name or Post Office Box information)*

San Jose *(City)* CA *(State)* 95131 *(ZIP/Postal Code)*

______ *(Province – if applicable)* ______ *(Country)*

ID Number ______ *(Colorado Secretary of State ID number)*

Entity name or true name ______

Form of entity ______

Jurisdiction ______

Street address ______________________________
(Street number and name)
____
______________ ______ ______________
(City) (State) (ZIP/Postal Code)
______________ ______________
(Province – if applicable) (Country)

Mailing address ______________________________
(leave blank if same as street address) (Street number and name or Post Office Box information)
____
______________ ______ ______________
(City) (State) (ZIP/Postal Code)
______________ ______________
(Province – if applicable) (Country)

ID Number ______________
(Colorado Secretary of State ID number)

Entity name or true name ______________________________

Form of entity ______________________________

Jurisdiction ______________________________

Street address ______________________________
(Street number and name)
____
______________ ______ ______________
(City) (State) (ZIP/Postal Code)
______________ ______________
(Province – if applicable) (Country)

Mailing address ______________________________
(leave blank if same as street address) (Street number and name or Post Office Box information)
____
______________ ______ ______________
(City) (State) (ZIP/Postal Code)
______________ ______________
(Province – if applicable) (Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number 20211155660
(Colorado Secretary of State ID number)

Entity name or true name Yasheng Group

Form of entity: For Profit Corporation

Jurisdiction: Colorado

Street address: 21 YanXing Rd. Yasheng Mansion 10-1
(Street number and name)

Lanzhou *(City)* — *(State)* — 730030 *(ZIP/Postal Code)*

Gansu *(Province – if applicable)* — China *(Country)*

Mailing address
(**leave blank** if same as street address): 2245 Fortune Dr. # C
(Street number and name or Post Office Box information)

San Jose *(City)* — CA *(State)* — 95131 *(ZIP/Postal Code)*

(Province – if applicable) — *(Country)*

3. Each merging entity has been merged into the surviving entity.

4. *(If the following statement applies, adopt the statement by marking the box.)*

☐ The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of State for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5. *(If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)*

☐ One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number ____________

Document number ____________

Document number ____________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6. *(If applicable, adopt the following statement by marking the box and include an attachment.)*

☑ This document contains additional information as provided by law.

7. ***(Caution:** Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
The delayed effective date and, if applicable, time of this document are ____________.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing this document to be delivered for filing are

Zhang	Huirong		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

21 YanXing Rd. Yasheng Mansion 10-1
(Street number and name or Post Office Box information)

Lanzhou		730030
(City)	*(State)*	*(ZIP/Postal Code)*

Gansu	China
(Province – if applicable)	*(Country)*

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

EXHIBIT A

PLAN OF MERGER

This Plan of Merger is made and entered into as of the 15th day of March, 2021 between Yasheng Group., a California corporation ("CALI"), and Yasheng Group, a Colorado corporation ("COLO"), collectively the "Constituent Corporations".

WHEREAS, the Constituent Corporations desire that CALI merge with and into COLO (the "Merger") upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Colorado and California, respectively; and

WHEREAS, the Board of Directors of each Constituent Corporation have approved and adopted this Plan of Merger;

NOW, THEREFORE, the Constituent Corporations do hereby covenant and agree as follows:

1.

Merger. Upon the Effective Date (as defined in Section 8 below), CALI shall be merged with and into COLO, which shall be, and is herein sometimes referred to as, the Surviving Corporation. The Surviving Corporation shall continue to be governed by the laws of the State of Colorado, and the separate corporate existence of CALI shall cease forthwith upon the Effective Date.

2.

Articles of Incorporation and By-Laws. The Articles of Incorporation of COLO and the By-Laws of COLO on the Effective Date shall remain the Articles of Incorporation and the By-Laws of the Surviving Corporation.

3.

Shares. On the Effective Date each issued and outstanding share of common stock of CALI shall automatically become the shares of COLO without further action required by shareholders share for share. COLO will retain the same CUSIP and stock symbol, CALI.

4.

Directors. The directors of CALI on the Effective Date shall be the directors of the Surviving Corporation and shall hold office until their respective successors shall have been elected and qualified in accordance with the By-Laws of the Surviving Corporation and as otherwise provided by law.

5.

Officers. The officers of CALI on the Effective Date shall be the officers of the Surviving Corporation and shall hold office until their respective successors shall have been elected and qualified in accordance with the By-Laws of the Surviving Corporation and as otherwise provided by law.

6.

Effects of Merger. The effect of the merger, at the Effective Date, shall be March 31 2021. Without limiting the generality of the foregoing, and subject thereto, upon the Effective Date, the separate existence of CALI shall cease, and the Surviving Corporation shall posses all the rights, privileges, immunities, powers, authority and franchises, of a public as well as of a private nature, and the Surviving Corporation shall be subject to all of the restrictions, liabilities, obligations and duties of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts, liabilities and obligations due to each of the Constituent Corporations on whatever account or belonging to any of the Constituent Corporations shall be vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, immunities, powers, authority and franchises, all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations; and all rights of creditors and all liens upon any property of each of the Constituent Corporations shall not revert or be in any way impaired by reason of this merger, on only the property affected by such liens immediately prior to the Effective Date. Any action or proceeding pending by or against each of the Constituent Corporations at the Effective Date may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in such corporation's place.

7.

Amendments. Notwithstanding approval of this Plan of Merger by the directors of the Constituent Corporations, the Boards of Directors of the Constituent Corporations may amend this Plan of Merger by written agreement at any time prior to the Effective Date; provided that any such amendment shall not (a) alter the amount or kind of consideration to be received in exchange for shares of capital stock of CALI, (b) alter any term of the Articles of Incorporation or By-Laws of CALI or COLO, or (c) alter the: terms and conditions of this Plan of Merger if such alteration would adversely affect the holder of capital stock of either Constituent Corporation.

8.

Effective Date of Merger. As soon as practicable after this Agreement has been duly adopted by the directors of CALI and COLO, Articles of Merger shall be filed with the Colorado Secretary of State in accordance with the laws of the State of

Colorado and California, respectively. The merger of CALI into COLO shall become effective **Friday, March 31st, 2021** (the "Effective Date").

9.

Termination. Notwithstanding approval of this Plan of Merger by the directors and shareholder of the Constituent Corporations, this Plan of Merger may be terminated and the Merger abandoned at any time prior to the Effective Date by mutual consent of the Boards of Directors of the Constituent Corporations.

10.

Miscellaneous. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter. Whenever the context requires, words used in the singular shall be construed to include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine and neuter gender.

IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by its board of directors, has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

HuirongZhang

Huirong Zhang , Secretary

Yasheng Group, Colorado

03/15/2021

HuirongZhang

Huirong Zhang , Secretary

Yasheng Group, California

03/15/2021